EXHIBIT 23.3

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our report, dated March 19, 1999, except for Note 16, for which the date is April 9, 1999, relating to the consolidated financial statements of Attitude Network, Ltd. and its subsidiary, which appears in theglobe.com, inc.'s Form 8-K filed April 23, 1999.


                                        /s/ PricewaterhouseCoopers LLP


May 28, 1999